                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                Grey Wolf, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

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   (4)  Date Filed:

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
                                 GREY WOLF, INC.
                        10370 RICHMOND AVENUE, SUITE 600
                              HOUSTON, TEXAS 77042

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 14, 2002

                              -------------------

         Notice is hereby given that the annual meeting of shareholders of Grey Wolf, Inc. a Texas corporation (the "Company"), will be held at the Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 on May 14, 2002, at 8:30 a.m., Houston, Texas time, and any adjournment or postponement thereof, for the following purposes:

         1.       To elect two nominees to Class III of the Board of Directors:

         2. To consider and approve an amendment to the Company's 1996 Employee Stock Option Plan increasing the amount of shares available for grant under the plan; and

         3. To consider and act upon such other business as may properly be presented at the annual meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 26, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. A shareholders' list will be available commencing MAY 3, 2002, and may be inspected during normal business hours prior to the annual meeting at the offices of the Company, 10370 Richmond Avenue, Suite 600, Houston, Texas 77042.

         Your vote is important. Whether or not you plan to attend the annual meeting in person, we request that you sign, date and return the enclosed proxy card promptly in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.


                                        By Order of the Board of Directors,

                                        /s/ DAVID W. WEHLMANN

                                        DAVID W. WEHLMANN,
                                        Secretary

March 27, 2002

                                 GREY WOLF, INC.
                        10370 RICHMOND AVENUE, SUITE 600
                              HOUSTON, TEXAS 77042

                                 PROXY STATEMENT


         This proxy statement, the accompanying Notice of Meeting of Shareholders and the enclosed proxy card are first being mailed to the shareholders of Grey Wolf, Inc., a Texas corporation (the "Company"), commencing on or about April 1, 2002, in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be voted at the annual meeting of shareholders to be held at the Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 on Tuesday, May 14, 2002, at 8:30 a.m., Houston, Texas time and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Proxies will be voted in accordance with the directions specified thereon and otherwise in the discretion of the persons designated as proxies on other matters properly brought before the Meeting. Any proxy on which no direction is specified will be voted "FOR" the election of the nominees named herein to Class III of the Board of Directors and FOR Proposal 2.

         A shareholder may revoke a proxy by:

         o         delivering to the Company written notice of revocation;

         o         delivering to the Company a signed proxy of a later date; or

         o         appearing at the Meeting and voting in person.

Votes will be tabulated and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as to the conduct of the vote.

                                VOTING AT MEETING

         The Board of Directors selected March 26, 2002 as the record date (the "Record Date") for determining shareholders entitled to vote at the Meeting. On the Record Date there were 180,831,761 shares of the Company's common stock, par value $.10 per share (the "Common Stock") outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote on all matters presented at the Meeting. Holders of a majority of the outstanding shares of Common Stock must be present, in person or by proxy, to constitute a quorum for the transaction of business. The nominees for election as Class III Directors will be elected by the affirmative vote of a plurality of votes cast at the Meeting for the election of directors. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as present for purposes of determining whether a quorum is present, but will have no effect on the election of directors. Approval of the amendments to the 1996 Employee Stock Option Plan (the "1996 Option Plan") will be decided by the affirmative vote of a majority of the votes cast by holders of Common Stock entitled to vote. Accordingly, abstentions will have the same legal effect as a vote against the amendment to the 1996 Option Plan. Broker non-votes are not considered present at the Meeting for the particular proposal for which the broker lacks authority to vote and will have no effect on the approval of the amendment to the 1996 Option Plan. Therefore, broker non-votes will have no effect on the outcome of the approval of the amendment to the 1996 Stock Option Plan or other matters that may be properly brought before the Meeting.

         If a quorum is not obtained the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting (except for any proxies which have been revoked).

                       PROPOSAL 1 - ELECTION OF DIRECTORS


         The Company's Bylaws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office for each class expiring on the date of the third annual shareholders' meeting for the election of directors following the most recent election of directors for that class.

GENERAL INFORMATION

         The term of office of the Company's Class III Directors, Steven A. Webster and William R. Ziegler will expire at this year's Meeting. Upon the nomination of the Board of Directors at its meeting on February 28, 2002, Messrs. Webster and Ziegler are standing for reelection as Class III Directors at the Meeting. If elected, each of Messrs. Webster and Ziegler will hold office until the Company's Annual Meeting in 2005 and until their successors are elected and qualified.

         The persons named as proxies in the enclosed proxy have been designated by the Board of Directors and, unless otherwise directed, intend to vote for the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by the Board of Directors. No circumstances are now known, however, that would prevent any of the nominees from serving. Set forth below under "Class I Directors" and "Class II Directors" are the names of the other directors of the Company currently in office. Class I Directors will continue to serve until the Company's Annual Meeting of Shareholders in 2003 and Class II Directors will continue to serve until the Company's Annual Meeting of Shareholders in 2004. All directors, or nominees for election, have been elected previously as directors by the shareholders.


              THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
              VOTE FOR BOTH NOMINEES TO CLASS III OF THE COMPANY'S
                              BOARD OF DIRECTORS.

DIRECTORS

         Set forth below is certain information (ages as of March 27, 2002) regarding each nominee for election to Class III of the Board of Directors and each director of the Company.

                               CLASS III NOMINEES

                                                                                                       DIRECTOR
NAME AND BIOGRAPHY                                                                           AGE        SINCE
------------------                                                                           ---       --------
         Steven A.  Webster has been a director of the Company  since  August  1996.  He      50         1996
was the President and Chief Executive  Officer of R&B Falcon  Corporation,  a marine oil and gas drilling  contractor  from 1998 until 1999. He was the Chairman of the Board and
Chief Executive Officer of Falcon Drilling Company,  Inc., a marine oil and gas drilling contractor  from 1988 until 1997.  He  currently  serves as Managing  Director of Global
Energy  Partners,  an affiliate of the Merchant  Banking division of Credit Suisse First
Boston,  which makes private equity  investments in the energy industry.  He serves as a director of Camden Property Trust, a real estate investment trust;  Brigham  Exploration
Company,  an  oil  and  gas  exploration  company;  Geokinetics,  Inc.,  a  3-D  seismic acquisition  and  geophysical  services  provider  to the oil and gas  industry;  Encore
Bancshares,  Inc., a financial institution;  Basic Energy Services, Inc., an oil and gas well  service  company;  Frontier  Drilling  ASA,  an  international  offshore  drilling company;  Copano Energy  Holdings LLC, a natural gas gathering and  processing  company,
Consort  Resources  Ltd., a UK based  natural gas  production  company;  and Chairman of
Carrizo Oil and Gas, an oil and gas exploration company.

         William R. Ziegler has been a director of the Company  since August 1996 and is      59         1996
currently  Vice  Chairman of the Board of  Directors.  He has been of counsel to the law firm of Satterlee  Stephens Burke & Burke LLP since January 2001.  Prior to that time he was a partner in that law firm and  predecessor  firms for over five years.  Mr. Ziegler is a director of Geokinetics,  Inc., a 3-D seismic acquisition and geophysical  services provider to the oil and gas industry; and a director of Flotek Industries,  Inc., an oil services equipment supplier.

                                CLASS I DIRECTORS

                                                                                                       DIRECTOR
NAME AND BIOGRAPHY                                                                           AGE        SINCE
------------------                                                                           ---       --------
         Frank  M.  Brown  became  a  director  of the  Company  on May 9,  2000.  Since      57         2000
September  2000, Mr. Brown has served as President of Fairweather  International,  Inc., an Alaska based consulting  company.  He served as Senior Vice President of ARCO Alaska,
Inc. from 1994 until his  retirement  in 1999.  Prior to that Mr. Brown was President of
ARCO Long Beach  Company  from 1992 to 1994 and served as  President of THUMS Long Beach
Company  from 1990 to 1992.  For eight years before  joining  THUMS,  he was  Operations
Manager of ARCO's Gulf of Mexico and  Louisiana  region.  Mr.  Brown was employed for 29 years by ARCO and related  companies,  all of which were engaged in the  exploration and production  of oil and gas. He currently  serves as  Co-Chairman  of the Alaska  Highway
Natural Gas Policy Council.

         William T. Donovan has been a director of the Company  since 1997.  Since 1980,      50         1997
Mr.  Donovan  has been a  Principal  and  Managing  Director  of Lubar & Co.,  a private investment  and venture  capital  firm.  Mr.  Donovan  also serves as  President,  Chief
Executive Officer and a director of C2, Inc., a Wisconsin corporation,  which engages in various  operating  and  investment  activities  and as a director  of  various  private industrial  companies.  Mr.  Donovan  previously  served as President,  Chief  Financial
Officer,  and was a director,  of Christiana  Companies,  Inc., prior to its merger with
Weatherford  International,  Inc. in February  1999.  Prior to joining  Lubar & Co., Mr.
Donovan was an officer with  Manufacturers  Hanover  Trust Company from 1976 until 1980, where he specialized in merger and acquisition financing.

         Thomas P.  Richards  became a director of the Company on March 24, 1998 and has      58         1998
been  Chairman of the Board since  November  1998.  Mr.  Richards  joined the Company in
September 1996 as President and Chief Executive  Officer.  Mr. Richards was with Diamond
Offshore from September 1990 until  September  1996. He started as Senior Vice President of Diamond M Corporation  ("Diamond M"), a subsidiary of Diamond  Offshore,  in 1990 and was  serving as Senior Vice  President  of  Worldwide  Operations  when he left  Diamond
Offshore  in 1996.  Mr.  Richards  served as Vice  President--Land  for Penrod  Drilling
Corporation  ("Penrod")  from January 1989 until September 1990 when Diamond M purchased substantially  all of Penrod's land drilling  assets.  From February 1974 until December
1988,  Mr.  Richards  owned and  served as  President  and Chief  Executive  Officer  of
Richards Drilling Company, a land drilling contractor based in Bay City, Texas.

                               CLASS II DIRECTORS

                                                                                                       DIRECTOR
NAME AND BIOGRAPHY                                                                           AGE        SINCE
------------------                                                                           ---       --------
         James K. B.  Nelson has been a director of the  Company  since  1997.  Prior to      74         1997
the  acquisition  of Grey Wolf  Drilling  Company  ("GWDC") by the Company in 1997,  Mr.
Nelson  served as President  and Chief  Executive  Officer of GWDC since 1978. He joined
GWDC in 1960 and began his career in the oil field  drilling  industry as a roughneck in
1946.  Mr.  Nelson is a 1950  graduate  of Texas A&M  University  with B.S.  degrees  in
Petroleum and Mechanical Engineering.

         Robert E. Rose became a director of the Company on May 15,  2001.  He serves as      63         2001
Chairman of GlobalSantaFe  Corporation,  an international  offshore drilling contractor.
Mr. Rose has served in this capacity since November 2001 and served as President,  Chief
Executive  Officer and a Director of Global  Marine Inc.  since May 1998.  Prior to that
Mr.  Rose was  President,  Chief  Executive  Officer and  Director  of Diamond  Offshore
Drilling,  Inc. He serves on the board of the Department of Energy's National  Petroleum
Council and Spindletop  International's  Board of Trustees.  Mr. Rose is a member of the board of directors of Superior Energy  Services,  Inc., the American Bureau of Shipping,
the Offshore Energy Center (Vice Chairman Emeritus),  the American Petroleum  Institute,
the  National  Ocean  Industries  Association  (chairman  - 1998) and the  International
Association of Drilling Contractors (chairman - 1994).

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

         The Board of Directors has several standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee.

         Audit Committee. During 2001, the Audit Committee was composed of Messrs. Brown, Donovan and Nelson. During 2001, the Audit Committee met three times. The functions of the Audit Committee include: reviewing (a) the Company's financial reports and other financial information and (b) the accounting principles and practices employed by the Company; meeting with the Company's independent auditors to review their report and discuss matters pertaining to their audit and recommending annually to the Board of Directors the appointment of the Company's independent auditors. The Audit Committee is governed by a written charter approved by the Board of Directors.

         Compensation Committee. The Compensation Committee is currently composed of Messrs. Brown, Nelson and Webster. During 2001, the Compensation Committee met twice. The Compensation Committee recommends to the Board the compensation for the Company's officers; administers and makes awards under the Company's compensation plans; and monitors and makes recommendation with respect to the Company's various employee benefit plans.

         Executive Committee. The Executive Committee is currently composed of Messrs. Donovan, Richards and Ziegler. During 2001, the Executive Committee met once. The Executive Committee exercises the powers of the Board of Directors when the Board is not in session, except for specific authority retained by the Board. The Board has retained authority relating to, among other things, amendments to the Articles of Incorporation and Bylaws; mergers, consolidations, sales or exchanges involving substantially all of the Company's assets; declarations of dividends; and issuances of stock.

         Nominating Committee. The Nominating Committee is currently composed of Messrs. Donovan, Rose and Ziegler. During 2001, the Nominating Committee met once. The Nominating Committee recommends to the Board of Directors nominees for election to the Company's Board of Directors. Shareholders who desire to recommend nominees for election as directors at the Company's 2003 Annual Meeting should forward any such recommendation, together with the proposed nominee's qualifications and consent to be considered as a nominee, to the Secretary of the Company on or after December 3, 2002 but not later than February 1, 2003.

         During 2001, there were six meetings of the Board of Directors. Each director attended at least 75% or more of the aggregate number of meetings of the Board and each committee on which he served during 2001.

         Each director who is not an employee of the Company is paid an annual fee of $30,000 plus travel expenses, if any. Directors are not compensated for service on committees of the Board.

EXECUTIVE OFFICERS

         The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board of Directors at its first meeting following the annual meeting of shareholders. In addition to Messrs. Richards and Ziegler, who are listed in the foregoing table, the Company's executive officers are as follows:

          NAME                 AGE               POSITION WITH THE COMPANY
          ----                 ---               -------------------------
Edward S. Jacob, III           49       Senior Vice President--Operations & Marketing
Gary D. Lee                    56       Senior Vice President--Human Resources
David W. Wehlmann              43       Senior Vice President, Chief Financial Officer and Secretary
Merrie S. Costley              42       Vice President and Controller
Donald J. Guedry, Jr.          45       Vice President and Treasurer

         Edward S. Jacob, III joined the Company in January 1999 as Vice President--Marketing and was appointed Senior Vice President--Marketing of the Company in November 1999 and Senior Vice President - Operations in February 2002. He served as Vice President--Operations of Bayard Drilling Technologies, Inc. from December 1996 until June 1997, at which time he was promoted to Executive Vice President of Bayard and served at this position until January 1999. Prior to December 1996, Mr. Jacob served in various operational and marketing positions with Helmerich & Payne International Drilling for 13 years.

         Gary D. Lee joined the Company in March 1997 as Vice President--Human Resources and was appointed Senior Vice President--Human Resources in February 2000. Prior to joining the Company, he was with Diamond Offshore from 1982 until 1997, where he served as Vice President--Human Resources from 1990 until March 1997.

         David W. Wehlmann joined the Company in July 1996 as Vice President and Controller. He was promoted to Senior Vice President, Chief Financial Officer and Secretary in February 1998. From November 1994 until he joined the Company, Mr. Wehlmann was Vice President and Chief Accounting Officer of EnerVest Management Company, L.C., a privately-held oil and gas property acquisition and management company. Mr. Wehlmann was Controller of Convest Energy Corporation, a publicly traded oil and gas exploration and production company, from April 1991 until November 1994. Mr. Wehlmann is a certified public accountant.

         Merrie S. Costley joined the Company in January 1997 as Assistant Controller. She was promoted to Vice President and Controller in February 1998. She served as Financial Reporting Manager of Transworld Mortgage Corp., a mortgage service company, from February 1996 until December 1996 and at Arthur Andersen LLP from June 1988 until February 1996, most recently as Audit Experienced Manager. Ms. Costley is a certified public accountant.

         Donald J. Guedry, Jr. joined the Company in October 1996 as Treasurer. He was promoted to Vice President and Treasurer in November 1997. During the seven years prior to joining the Company, Mr. Guedry served in various treasury management positions for Weatherford Enterra, Inc. and a predecessor company.

OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS

Management

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock by (i) all nominees for election as a director and directors of the Company, (ii) the chief executive officer and each of the other executive officers, and (iii) all directors and executive officers as a group.

                                                                   SHARES BENEFICIALLY OWNED
                                                                         AT MARCH 27, 2002
                                                               ------------------------------------
                                                                 NUMBER(1)                 PERCENT
                                                               -------------              ---------
Thomas P. Richards....................................          1,908,160(2)                  1.0
William R. Ziegler....................................          6,312,453(3)                  3.5
Frank M. Brown........................................             53,000(4)                   *
William T. Donovan....................................            732,938(5)                   *
James K. B. Nelson....................................          4,790,798(6)                  2.6
Robert E. Rose........................................             45,000(7)                   *
Steven A. Webster.....................................          6,308,453(8)                  3.5
Edward S. Jacob, III..................................             78,123(9)                   *
Gary D. Lee...........................................           137,567(10)                   *
David W. Wehlmann.....................................           199,040(11)                   *
Merrie S. Costley.....................................            73,400(11)                   *
Donald J. Guedry, Jr..................................           111,764(12)                   *
Directors and Executive Officers as a group
     (14 persons named above).........................        15,318,941                      8.3

-----------------------

* Indicates less than one percent.

(1) Each person has sole voting and investment power with respect to the shares of Common Stock listed, except as otherwise specified.

(2) Includes 1,308,160 shares of Common Stock underlying currently exercisable options, 150,000 shares of Common Stock and 450,000 shares of Common Stock underlying currently exercisable options owned by a limited partnership controlled by Mr. Richards for the benefit of his children.

(3) Includes 725,698 shares of Common Stock owned by Mr. Ziegler, 125,000 shares of Common Stock underlying currently exercisable options and 5,461,755 shares of Common Stock beneficially owned by Somerset Capital Partners ("SCP"), of which Mr. Ziegler is a general partner.

(4) Includes 3,000 shares of Common Stock owned by Mr. Brown and 50,000 shares of Common Stock underlying currently exercisable options.

(5) Includes 317,278 shares of Common Stock owned by Mr. Donovan, 125,000 shares of Common Stock underlying currently exercisable options, 268,660 shares of Common Stock beneficially owned through Cambridge Associates, L.P., a Wisconsin limited partnership ("Cambridge"), of which Mr. Donovan is a general partner, and 22,000 shares of Common Stock beneficially owned by family members living in the same household. Mr. Donovan disclaims beneficial ownership of 214,056 shares owned by Cambridge and 22,000 shares owned by family members.

(6) Includes 1,635,750 shares of Common Stock owned by Mr. Nelson, 25,250 shares of Common Stock underlying currently exercisable options, and 3,129,798 shares of Common Stock owned by Felicity Ventures, Ltd, a limited partnership controlled by Mr. Nelson and members of his family.

(7) Includes 20,000 shares of Common Stock owned by Mr. Rose and 25,000 shares of Common Stock underlying currently exercisable options.

(8) Includes 721,698 shares of Common Stock owned by Mr. Webster, 125,000 shares of Common Stock underlying currently exercisable options, and 5,461,755 shares of Common Stock beneficially owned through SCP, of which Mr. Webster is a general partner.

(9) Included 78,000 shares of Common Stock underlying currently exercisable options and 123 shares of Common Stock held in the Grey Wolf Drilling Company 401(k) Plan (the "401(k) Plan")

(10) Includes 135,920 shares of Common Stock underlying currently exercisable options and 1,647 shares of Common Stock held in the 401(k) Plan.

(11) Represents shares of Common Stock underlying currently exercisable options.

(12) Includes 1,000 shares of Common Stock owned by Mr. Guedry, 109,400 shares of Common Stock underlying currently exercisable option and 1,364 shares of Common Stock held in the 401(k) Plan.

Certain Shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person, other than Company's directors, nominees for director and executive officers, who are known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

                                                                               SHARES BENEFICIALLY OWNED
                                                                                   AT MARCH 27, 2002
                                                                               -------------------------
                    NAME AND ADDRESS OF BENEFICIAL
                       OWNER, IDENTITY OF GROUP                                NUMBER            PERCENT
                    -------------------------------                            ------            -------
FMR Corp.(1)........................................................          15,015,710           8.3%
     82 Devonshire Street
     Boston, Massachusetts 02109

Franklin Resources Inc.(1)..........................................          13,710,200           7.6%
     777 Mariners Island Boulevard
     San Mateo, California 94404

-------------------
(1)  As reported on Schedule 13G dated February 14, 2002

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following tables reflects the compensation for services to the Company for the years ended December 31, 2001, 2000, and 1999 for (i) the Chief Executive Officer of the Company, and (ii) the four most highly compensated executive officers of the Company, other than the Chief Executive Officer (collectively, the "Named Executive Officers").

                                         ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                             --------------------------------------------    -------------------------------------
                                                                                       AWARDS            PAYOUTS
                                                                             ----------------------     ----------
                                                                               OTHER
                                                                ANNUAL       RESTRICTED                                ALL OTHER
                                      SALARY      BONUS      COMPENSATION      STOCK                       LTIP      COMPENSATION(1)
NAME AND PRINCIPAL POSITION  YEAR      ($)         ($)           ($)          AWARD(s)      OPTIONS      PAYOUTS          ($)
---------------------------  ----     ------      -----      ------------    ---------      -------      ---------   --------------
Thomas P. Richards.........  2001     400,000     400,000                                   400,000                       8,232
  Chairman, President and    2000     375,000     253,125        --              --         400,000        --             8,232
  Chief Executive Officer    1999     375,000          --        --              --         500,000        --             8,994

Ronnie E. McBride..........  2001     210,000          --                                    85,000        --             5,577
  Senior Vice President-     2000     200,000      81,000        --              --         110,000        --             6,177
  Operations                 1999     200,000          --        --              --         200,000        --             6,528

David W. Wehlmann..........  2001     192,500      94,000        --              --          79,000        --             6,152
  Senior Vice President,     2000     175,000      74,925        --              --         110,000        --             4,773
  Chief Financial Officer    1999     165,000          --        --              --         169,000        --             6,855
  and Secretary

Edward S. Jacob, III ......  2001     171,500      85,000                                    70,000                       4,846
  Senior Vice President -    2000     165,000      66,825        --              --         110,000        --             2,423
  Operations & Marketing     1999     145,625          --      16,316            --         100,000        --               441

Gary D. Lee................  2001     168,500      80,000        --              --          70,000        --             6,034
  Senior Vice President -    2000     162,731      66,825        --              --         110,000        --             4,078
  Human Resources            1989     150,000          --        --              --         144,000        --             7,102

     ---------------------------
     (1) Consists of cash amounts contributed by the Company to match a portion of the executive's contributions under the 401(k) Plan and group term life insurance provided to employees.

EMPLOYEE OPTIONS

         Under the Company's 1982 Stock Option and Long-Term Incentive Plan for Key Employees (the "1982 Employee Plan") and 1996 Employee Stock Option Plan (the "1996 Employee Plan"), options to acquire shares of Common Stock may be granted to executive officers and other employees. As of December 31, 2001, an aggregate of 5,761,915 options to purchase Common Stock were outstanding under the 1982 Employee Plan and 1996 Employee Plan and 2,512,065 options to purchase Common Stock remained available for future grant under these plans. During 2001, options to purchase 704,000 shares of Common Stock were granted to the Named Executive Officers under the 1996 Employee Plan.

         During 2001, no options to purchase shares of Common Stock were granted to the Named Executive Officers under the 1982 Employee Plan. The Board of Directors suspended the 1982 Employee Plan in March 1999. The suspension of the 1982 Employee Plan will not impair the rights of a holder of an outstanding option granted under the 1982 Employee Plan.

OPTION GRANTS TABLE

         Options granted in 2001 vest in equal installments of one-fifth on the first through the fifth anniversaries of the date of grant and expire 10 years from the date of grant. The following table provides information concerning stock options granted to the Named Executive Officers during the year ended December 31, 2001.

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                                PRICE
                                                                                          APPRECIATION FOR
                                                 INDIVIDUAL GRANTS                           OPTION TERM
                                    -----------------------------------------------    ------------------------
                                                 % OF TOTAL
                                    NUMBER OF     OPTIONS
                                    SECURITIES    GRANTED TO
                                    UNDERLYING    EMPLOYEES
                                     OPTIONS         IN        EXERCISE  EXPIRATION
                                     GRANTED     FISCAL YEAR    PRICE       DATE            5%           10%
                                    ----------   ------------  --------  ----------     ---------    -----------
Thomas P. Richards............       400,000        37.3%        6.32     02/09/11     $1,589,859    $4,028,874
Ronnie E. McBride.............        85,000         7.9%        6.32     02/09/11        337,845       856,136
David W. Wehlmann.............        79,000         7.4%        6.32     02/09/11        313,997       795,703
Edward S. Jacob, III..........        70,000         6.5%        6.32     02/09/11        278,225       705,053
Gary D. Lee...................        70,000         6.5%        6.32     02/09/11        278,225       705,053

OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table sets forth information with respect to options exercised by each of the Named Executive Officers during 2001 and the value at December 31, 2001 of unexercised options held by such individuals. The value of unexercised options reflects the increase in market value of Common Stock from the date of grant through December 31, 2001 (when the fair market value of Common Stock was $2.97 per share). The actual value realized upon option exercise will depend on the value of the Common Stock at the time of exercise.

                                                              NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                                                            OPTIONS HELD AT YEAR END        MONEY OPTIONS AT YEAR END
                                  -------------------    ------------------------------   -----------------------------
                                   SHARES     VALUE
                                  ACQUIRED   REALIZED    EXERCISABLE      UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
                                  --------   --------    -----------      -------------   -----------     -------------
Thomas P. Richards..........             0     $    -    1,468,620(1)       1,079,080     $2,023,500        $609,750
Ronnie E. McBride...........       120,000    593,151         310,000         325,000        350,300         243,900
David W. Wehlmann...........       123,600    594,417         104,580         314,120          9,455         206,096
Edward S. Jacob, III........        20,000    108,881          22,000         218,000             --         125,700
Gary D. Lee.................        58,960    177,528          58,800         299,040         61,386         178,458

     ------------------
     (1) Includes 450,000 exercisable options owned by a limited partnership controlled by Mr. Richards for the benefit of his children.

                          COMPENSATION COMMITTEE REPORT

TO OUR SHAREHOLDERS

         The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of three independent, non-employee directors who have no "interlocking" relationships with the Company. The Compensation Committee exists to develop executive compensation policies that support the Company's strategic business objectives and values. The duties of this committee include:

         o reviewing and approving the design of executive compensation programs and all salary arrangements that Company executives receive;

         o assessing the effectiveness of the programs in light of the compensation philosophy; and

         o        reviewing executive performance.

COMPENSATION PHILOSOPHY

         The Compensation Committee adheres to an executive compensation philosophy that supports the Company's strategic goals to:

         o        increase shareholder value;

         o        strengthen the balance sheet; and

         o be the leading value-added provider of products and services within the markets that it operates.

         The Compensation Committee's philosophy for executive compensation is designed to attract, motivate and retain executives who have the skill, training and dedication to help the Company implement its strategy and achieve its goals. The Compensation Committee's philosophy:

         o emphasizes at-risk compensation, while balancing short-term and long-term compensation to support the Company's business and financial strategic goals;

         o reflects positive, as well as negative, Company and individual performance in pay;

         o encourages equity-based compensation to reinforce management's focus on shareholder value; and

         o        provides competitive pay opportunities.

         Company executives participate in a comprehensive compensation program that is built around this four-pronged philosophy. The key components of this program include base salary, annual bonus opportunities and long-term stock based incentives.

         Each of these components is reviewed by the Compensation Committee. To ensure that the compensation of the Company's executives is comparable to market practices, the Compensation Committee collects competitive market data annually from multiple external sources on comparable drilling companies. This market information is used for assessing all components of an executive's compensation. The Compensation Committee believes that, taken as a whole, the Company's executive compensation program is competitive within its industry.

BASE SALARY

         Generally, salaries reflect an individual's level of responsibility, prior experience, breadth of knowledge, personal contributions to the Company (past and future), position within the Company's executive structure, and market pay practices. The Compensation Committee annually reviews the base salaries of key executive officers and determines whether salaries should be adjusted. Overall, salaries are targeted at the median of the market practice, with annual adjustments based primarily upon individual and Company financial performance. When making annual adjustments, a qualitative assessment of individual performance is conducted, which considers many factors including both past and present contributions. The factors used in making this evaluation may vary by position.

         Mr. Richards' 2000 annual base salary was $375,000. In recognition of Mr. Richard's guidance and contribution to the Company, specifically during the industry downturn in 1999 and 1998, the Board of Directors, upon the recommendation of the Compensation Committee, authorized the Company to enter into a new employment agreement with Mr. Richards in November 2001. Under the terms of the new employment agreement, Mr. Richards received an increase in his annual base salary to $425,000. In addition, as discussed below, Mr. Richards received options to purchase Common Stock for his guidance and contribution to the Company during the recent industry upturn. Mr. Richard's total compensation package remains heavily weighted toward equity based incentives in the form of stock options.

ANNUAL BONUS

         To support the short-term incentive component of the compensation program, the Company provides annual bonus opportunities. For fiscal year 2001, as well as in the prior year, annual bonuses were based on the achievement of a minimum level of Company financial performance as well as the Compensation Committee's evaluation of the Named Executives' performance. In addition, specific goals attributable to the Company's overall safety record are part of each executive's incentive package. The Compensation Committee believes the goals associated with bonus payments are achievable yet require considerable effort and innovation on the part of each executive. Named Executives only receive payments under the plan if the minimum level of financial performance is reached. If the minimum level of financial performance is exceeded, bonus payments are increased. Bonus awards are considered when the Compensation Committee reviews the Company's financial performance after the close of the fiscal year.

         On the basis of the criteria listed above, the following bonuses were awarded and paid to the named executive officers for their fiscal 2001 performance: Mr. Richards at $400,000, Mr. Wehlmann $94,000, Mr. Jacob $85,000, and Mr. Lee $80,000.

LONG-TERM INCENTIVES

         The 1996 Employee Plan provides executives with equity-based opportunities to earn additional compensation based upon Company and stock performance over the mid- to long-term. Use of such incentives focuses management on the long-term interest of shareholders. The Compensation Committee considers multiple factors when determining award sizes.

         Stock options are granted to Company executives to provide an equity-based incentive component to their compensation. Under the 1996 Employee Plan, stock options are granted at exercise prices equal to fair market value of the underlying Common Stock on the date of grant. Executives do not realize value unless the stock price rises above the price on the date of grant. This reflects the Company's focus on increasing shareholder value.

         During the fiscal year 2001, the Company granted Mr. Richards and the Named Executives options to acquire 400,000 and 304,000 shares of Common Stock, respectively, at an exercise price of $6.32 per share. The exercise price for these options was equal to the fair market value of the underlying Common Stock on the date of grant, and reflect the Compensation Committee's continued focus on the "at risk" component of Mr. Richards' and the Named Executives total compensation. In fiscal year 2000, the Company granted Mr. Richards and the Named Executives options to purchase 400,000 and 440,000 shares of Common Stock, respectively.

CONCLUSION

         The Compensation Committee believes these executive compensation policies and programs effectively serve the interests of shareholders and the Company. The various compensation vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the shareholders' benefit.

         The Compensation Committee will continue to monitor the effectiveness of the Company's total compensation programs to meet the current needs of the Company.

COMPOSITION OF THE COMPENSATION COMMITTEE

         Members of the Compensation Committee owned, controlled or represented approximately 6.2% of the outstanding Common Stock and, accordingly, also maintain a substantial interest in the Company's financial performance.

                                    Compensation Committee:

                                            Frank M. Brown

                                            James K.B. Nelson

                                            Steven A. Webster

EMPLOYMENT AGREEMENTS

         In November 2001, the Company entered into amended and restated employment agreements with Messrs. Richards, McBride, Wehlmann, Jacob and Lee by which each would receive (i) an annual salary of $425,000, $220,000, $200,000, $178,000 and $172,000, respectively and (ii) a bonus at the sole discretion of the Board of Directors. The above mentioned contracts expire on December 31, 2002 (in the case of Mr. Richards, December 31, 2004). The term shall be automatically extended annually, unless and until at least 90 days prior to the renewal date either party gives notice not to further extend. Pursuant to the employment agreements, in the event a termination occurs within one year (two years in the case of Mr. Richards) of a "Change in Control" (as defined), each executive shall be paid three times (three and three quarters times in the case of Mr. Richards) the sum of: (a) annual salary of executive in effect on the date of termination plus (b) a bonus equal to fifty percent (one-hundred percent in the case of Mr. Richards) of such annual salary. In the event a termination occurs at any time other than within one year (two years in the case of Mr. Richards) of the "Change in Control", an amount equal to the sum of: (a) the annual salary (three times the annual salary in the case of Mr. Richards) plus
(b) an annual bonus equal to fifty percent (one-hundred percent in the case of Mr. Richards) of such annual salary. Effective February 25, 2002, Mr. McBride left the Company's employ. Pursuant to the terms of his employment agreement in February 2002, Mr. McBride received a severance payment of $330,000.

         In November 2001, the Company established an Executive Severance Plan (the "Plan"). The purpose of this Plan is to provide those executive officers of the Company and its subsidiaries who have not entered into employment agreements with the Company economic protection in the event of termination of employment under circumstances provided for in the Plan within twelve months after a "Change in Control" (as defined). Pursuant to the terms of the Plan, a participant shall receive a severance payment equal to one and one half times the sum of: (a) participant's annual salary plus (b) a bonus equal to thirty percent of such annual salary.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and shareholders who own more than 10% of the Common Stock, to file reports of stock ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange (the "AMEX") and to furnish the Company with copies of all such reports they file. Based solely on a review of the copies of the
Section 16(a) reports furnished to the Company, or written representations that no reports were required, it believes that during fiscal year 2001, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder returns on the Common Stock, the AMEX market value index and a Peer Group Index. The graph assumes that $100 was invested on December 31, 1996, in the

Common Stock and in each index and that any cash dividends were reinvested. The Company has not declared any dividends during the period covered by this graph.

                                    [GRAPH]



                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG GREY WOLF, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP
                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

       AMONG GREY WOLF, INC., THE AMEX MARKET VALUE INDEX AND A PEER GROUP


                            DEC-96           DEC-97           DEC-98           DEC-99          DEC-00           DEC-01
                            ------           ------           ------           ------          ------           ------
Grey Wolf, Inc.             $100.00          $193.33          $26.67           $102.22         $208.89          $105.60
AMEX Market Value           $100.00          $125.06         $134.24           $171.49         $176.21          $167.92
Peer Group (1)              $100.00          $149.62           63.98           $120.00         $228.01          $143.86

(1) Consists of Nabors Industries, Inc., Parker Drilling Company, Helmerich & Payne, Precision Drilling Corporation and Patterson UTI Energy, Inc. All of the members of the Peer Group are providers of contract oil and gas land drilling services.

         This graph depicts the past performance of the Common Stock and in no way should be used to predict future performance. The Company does not make or endorse any predictions as to future share performance.

         The foregoing price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

                             AUDIT COMMITTEE REPORT

TO OUR SHAREHOLDERS

     The Audit Committee of the Board of Directors (the "Committee") exists to provide an independent, objective oversight of the Company's accounting functions and internal controls. Under the rules of the AMEX all of the members of the Committee are independent. The Committee operates under a written charter adopted by the Board of Directors on May 9, 2000.

     The Committee has reviewed and held discussions with management and KPMG LLP, the Company's independent auditors on the audited financial statements for fiscal year 2001. The Committee reviewed with the independent auditors who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgements as to quality, not just the acceptability, of the Company's accounting functions and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. In addition, the Committee has received a written statement from KPMG LLP describing all relationships between the independent auditors and the Company that may impact their objectivity and independence as required by Independence Standards Board Standard No. 1, and has discussed with KPMG LLP matters relating to its independence, including a review of audit and non-audit fees and any relationships that may impair its independence and satisfied itself as to their independence.

     The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to accountant independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

     Based on the Committee's review of the audited financial statements and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                  Audit Committee:

                          Frank M. Brown

                          William T. Donovan

                          James K.B. Nelson

CERTAIN TRANSACTIONS

     In 2001, the Company made a purchase of rig related equipment from a company controlled by Mr. Richards. The purchase price of the rig equipment was $119,075. The consideration paid by the Company pursuant to the purchase of the rig equipment was based on arm's length negotiation between the parties.

                                   PROPOSAL 2

                TO APPROVE AN AMENDMENT TO THE 1996 EMPLOYEE PLAN

     As of March 15, 2002, 585,265 shares of Common Stock were available for grant pursuant to the 1996 Employee Plan. The Board of Directors does not believe that the remaining amount under this plan is sufficient to carry out its compensation policy. Accordingly, as part of the Company's overall effort to increase shareholder value, on February 28, 2002, the Board of Directors unanimously adopted an amendment to the 1996 Employee Plan, subject to shareholder approval, increasing the aggregate number of shares reserved for grant pursuant to the 1996 Employee Plan from 10,000,000 to 17,000,000. The amendment to the 1996 Employee Plan is intended to (i) further the Company's efforts in attracting, retaining and motivating officers and key employees of the Company and (ii) continue to closely align the interests of participants in the 1996 Employee Plan with those of shareholders by encouraging stock ownership and by tying compensation to the performance of the Company and the Common Stock.

     If approved, 7,585,265 shares of Common Stock will be available for future grants pursuant to the 1996 Employee Plan. If approved, this amendment will not change any other material term of the 1996 Employee Plan.

                    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

INDEPENDENT AUDITORS

     KPMG LLP, has served as the independent auditors of the Company since October 1996. Upon the recommendation of the Audit Committee, the Board of Directors has approved the selection of KPMG LLP to serve as independent auditors for the fiscal year ending December 31, 2002. It is not proposed that any formal action be taken at the Meeting with respect to the continued employment of KPMG LLP, inasmuch as no such action is legally required. Representatives of KPMG LLP plan to attend the Meeting and will be available to answer questions, and will have an opportunity to make a statement if they so desire, although it is not expected that any statement will be made.

     The following table sets forth the fees the Company incurred in fiscal year 2001 for services performed by KPMG LLP:

                Audit Fees...............            $147,356
                                                     ========
                All Other Fees
                   Audit Related Fees(1)               16,500
                   Other Non-Audit Services(2)        108,461
                                                     --------
                     Total All Other Fees            $124,961
                                                     ========

     (1) Audit related fees consist of an audit of the financial statements of an employee benefit plan.

     (2) Other non-audit fees consist of tax compliance and financial analysis services.

The Company did not require KPMG LLP to provide services related to information systems design and implementation.

DISTRIBUTION OF ANNUAL REPORTS TO SHAREHOLDERS

     The annual report to shareholders covering the fiscal year ended December 31, 2001, has been mailed to each shareholder entitled to vote at the Meeting.

SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company's 2003 annual meeting of shareholders is required to submit such proposals to the Company on or before December 3, 2002.

     Shareholders that intend to present a proposal that will not be included in the proxy statement for the Company's 2003 Meeting must give written notice of a shareholder's intent to submit such a proposal on or after December 3, 2002 but not later than February 1, 2003. The notice submitted by a shareholder should include a statement that the proponent intends to solicit the necessary percentage of shareholder votes to carry the proposal supported by evidence that the stated percentage will actually be solicited.

COST OF SOLICITING PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone for which they will receive no additional compensation. Brokerage houses, banks and other custodians, nominees will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to their clients who are beneficial owners of Common Stock.


                              By Order of the Board of Directors,

                              /s/ DAVID W. WEHLMANN

                              DAVID W. WEHLMANN,
                              Secretary


March 27, 2002

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                                 GREY WOLF, INC.

                                  MAY 14, 2002




              o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o


A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

                  FOR (except as
                   marked to the    WITHHOLD
                  contrary below)     VOTE                                                                     FOR  AGAINST  ABSTAIN
1. Election of          [ ]           [ ]       NOMINEES:  Steven A.Webster     2. Approval of the amendment   [ ]    [ ]      [ ]
   Class III                                               William R. Ziegler      to the Company's 1996
   Directors:                                                                      Employee Stock Option Plan
                                                                                   increasing the amount of
(INSTRUCTION: TO WITHHOLD AUTHORITY TO                                             shares available for grant
VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT                                        under the plan.
NOMINEE'S NAME ON THE LINE BELOW.)
                                                                                3. As such proxies may in their discretion determine
-------------------------------------------                                        upon such other matters (including procedural and
                                                                                   other matters relating to the conduct of the
                                                                                   meeting), as may properly be presented to the
                                                                                   annual meeting and any adjournments or
                                                                                   postponements thereof.

                                                                                THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
                                                                                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE
                                                                                PROXY STATEMENT FURNISHED HEREWITH. PLEASE SIGN,
                                                                                DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED,
                                                                                PRE-ADDRESSED STAMPED ENVELOPE.




Signature(s) of Shareholder                                                             Dated this        day of   , 2002
                           -----------------------------------------------------------            ------        ---
Note:    Please sign exactly as your name appears on your stock certificate. When signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.

PROXY                                                                      PROXY
                                 GREY WOLF, INC.

           PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS FOR
   THE 2002 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 14, 2002

     The undersigned shareholder of Grey Wolf, Inc., a Texas corporation (the "Company"), hereby appoints Thomas P. Richards, David W. Wehlmann, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to vote all of the shares of common stock, par value $.10 per share, of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Adam's Mark Hotel, 2900 Briarpark Drive, Houston, Texas 77042 on May 14, 2002 at 8:30 a.m., Houston time, and at any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE CLASS III NOMINEES AS SET FORTH ON THE REVERSE AS DIRECTORS NOMINEES AND FOR PROPOSAL 2.

THIS PROXY IS TO BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF STEVEN A. WEBSTER AND WILLIAM R. ZIEGLER AS CLASS III DIRECTORS AND FOR PROPOSAL 2.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE